UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 31, 2010

PERICOM SEMICONDUCTOR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

0-27026	77-0254621
(Commission File Number)	(I.R.S. Employer Identification No.)

3345 North First Street, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)

(408) 435-0800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Explanatory Note: On August 8, 2010, Pericom Semiconductor Corporation (“Pericom”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with PTI Acquisition Subsidiary Inc., a wholly-owned subsidiary of Pericom, Pericom Technology Inc. (“PTI”) and Yuk Kin Wong as the representative of the Securityholders of PTI as defined in the Merger Agreement. As of August 31, 2010, Pericom completed the acquisition of PTI pursuant to the terms of the Merger Agreement.  The acquisition was effected pursuant to a merger of Merger Sub into PTI, with PTI continuing as the surviving corporation and a wholly-owned subsidiary of Pericom Asia Limited (“PAL”), which is in turn a wholly-owned subsidiary of Pericom (the “Merger”).

Further information concerning the Merger and related information is set forth in Pericom’s Form 8-K initially filed on August 12, 2010, to report the signing of the Merger Agreement, and Form 8-K filed on September 3, 2010, to report the completion of the acquisition.

This Amendment No. 1 amends the Form 8-K filed on September 3, 2010, to include the financial information set forth in Item 9.01 below, which, under SEC rules, must be filed not later than 71 days after the date that such Form 8-K was required to be filed pursuant to Item 2.01.

Item 9.01  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Consolidated Financial Statements of PTI as of July 3, 2010 and for the year ended July 3, 2010 and the accompanying notes are filed herewith as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

(b)  Pro Forma Financial Information

The Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of July 3, 2010 and Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations for the year ended July 3, 2010, are filed herewith as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(d)  Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Merger dated as of August 8, 2010, by and among Pericom Semiconductor Corporation, PTI Acquisition Subsidiary Inc., Pericom Technology Inc., and Yuk Kin Wong in his capacity as the representative of the Securityholders, which was filed as exhibit 2.1 to Pericom’s Form 8-K, filed on August 12, 2010 and incorporated by reference herein.  The schedules to the agreement, as set forth in the agreement, have not been filed herewith pursuant to Item 601(b)(2) of Regulation S-K. Pericom agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

23.1	Consent of Independent Accountants

99.1	Consolidated Financial Statements of PTI as of July 3, 2010 and for the year ended July 3, 2010 and accompanying notes

99.2	Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of July 3, 2010 and Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations for the year ended July 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERICOM SEMICONDUCTOR CORPORATION

By:	/s/ Aaron Tachibana
Aaron Tachibana
Chief Financial Officer

Date: November 8, 2010

EXHIBIT INDEX

Exhibit Number	Description

2.1
Agreement and Plan of Merger dated as of August 8, 2010, by and among Pericom Semiconductor Corporation, PTI Acquisition Subsidiary Inc., Pericom Technology Inc., and Yuk Kin Wong in his capacity as the representative of the Securityholders, which was filed as exhibit 2.1 to Pericom’s Form 8-K, filed on August 12, 2010 and incorporated by reference herein.  The schedules to the agreement, as set forth in the agreement, have not been filed herewith pursuant to Item 601(b)(2) of Regulation S-K. Pericom agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

23.1	Consent of Independent Accountants

99.1	Consolidated Financial Statements of PTI as of July 3, 2010 and for the year ended July 3, 2010 and accompanying notes

99.2	Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of July 3, 2010 and Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations for the year ended July 3, 2010